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                                                                 CONFIDENTIAL

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                             EXHIBIT 10.17

                  SPONSORED RESEARCH AND LICENSE AGREEMENT

     THIS SPONSORED RESEARCH AND LICENSE AGREEMENT (the "Agreement") is entered into and made effective as of January 1, 2000, between INTERMUNE PHARMACEUTICALS, INC., a California corporation located at 3924 West Bayshore, Palo Alto, CA 94303 ("InterMune"), and PANORAMA RESEARCH, INC., a California corporation having its principal place of business at 2462 Wyandotte St., Mountain View, CA 94043 ("PRI"). InterMune and PRI may be referred to herein each individually as a "Party" and jointly as the "Parties."

                                  RECITALS

     WHEREAS, InterMune is involved in the research, development and commercialization of products potentially useful in the prevention, mitigation and treatment of infectious and other diseases;

     WHEREAS, PRI has research facilities and expertise related to infectious diseases caused by STAPHYLOCOCCUS AUREUS;

     WHEREAS, InterMune and PRI are parties to that certain research agreement dated September 1, 1998, pursuant to which InterMune sponsored and PRI performed certain research related to S. AUREUS (the "Prior Research Agreement");

     WHEREAS, InterMune and PRI now desire to undertake further research based on certain discoveries made by PRI pursuant to the Prior Research Agreement (the "Research Programs," as further described below) in accordance with the terms and conditions set forth herein; and

     WHEREAS, InterMune desires to obtain from PRI, and PRI desires to grant to InterMune, an exclusive world-wide license to develop and commercialize products from the technology arising under the Prior Research Agreement and the Research Programs conducted hereunder;

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

1.   DEFINITIONS

     1.1 "AFFILIATE" means any company or entity controlled by, controlling or under common control with a Party. As used in this Section 1.1, "control" means (a) that an entity or company owns, directly or indirectly, more than fifty percent (50%) of the voting stock of another entity, or (b) that an entity, person or group has the actual ability to control and direct the management of the entity, whether by contract or otherwise.

     1.2 "BUDGET" means the annual aggregate budget for the Research Programs, which shall equal [ * ], as may be adjusted pursuant to Section 5.1(a).

                                      1.

                                                                 CONFIDENTIAL

     1.3 "INFORMATION" means information, results and data of any type whatsoever, in any tangible or intangible form, including without limitation inventions, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, trade secrets, test data (including pharmacological, biological, chemical, biochemical, toxicological and clinical test data), analytical and quality control data, stability data, studies and procedures, and patent and other legal information or descriptions, and all intellectual property rights therein.

     1.4 "LEAD COMPOUND" means a compound that utilizes or incorporates the Research Technology and that InterMune publicly announces to its investors and potential investors as having significant potential as a therapeutic, prophylactic or diagnostic product, subject to Section 4.2(a)(ii).

     1.5 "LICENSED PRODUCT" means a product that utilizes or incorporates the Research Technology.

     1.6 "NDA" means a New Drug Application filed with the United States Food and Drug Administration, or any other equivalent regulatory filing in a major country.

     1.7 "NET SALES" means, with respect to any Licensed Product, the gross invoiced sales of such Licensed Product by InterMune, its Affiliates and its sublicensees to Third Party purchasers, less the following deductions:

          (a) discounts, credits, rebates, allowances, adjustments, rejections and recalls for which the customer has been credited the original sales price and returns;

          (b) trade, quantity, or cash discounts or rebates customary to the industry and actually allowed, given or accrued (including, but not limited to, cash, governmental and managed care rebates, and hospitals or other buying group chargebacks);

          (c) sales, excise, turnover, inventory, value-added, and similar taxes assessed on the sale of such Licensed Product;

          (d) an allowance equal to two percent (2.0%) of gross invoiced sales for transportation, importation, insurance and other handling expenses;

          (e) the portion of any management fees paid during the relevant time period to group purchasing organizations that relate specifically to the sale of such Licensed Product to such organizations.

     A sale of a Licensed Product shall be deemed to occur upon the receipt of payment by InterMune for such Licensed Product from a Third Party purchaser.

     In the event that a Licensed Product includes one or more active ingredients that do not utilize or incorporate any Research Technology (a "Combination Product"), Net Sales shall be calculated on the basis of the invoice price of such Licensed Product sold without such other active ingredients. If such Licensed Product is not sold separately from such other active ingredients, then Net Sales shall be calculated on the basis of the invoice price of the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Combination Product multiplied by a fraction, the numerator of which shall be the inventory cost of such Licensed Product and the denominator of which shall be the inventory cost of all of the active ingredients in the Combination Product. Inventory cost shall be determined in good faith by InterMune in accordance with InterMune's regular accounting methods.

     1.8   "PRINCIPAL INVESTIGATOR" means Dr. James Larrick.

     1.9 "PRIOR RESEARCH TECHNOLOGY" means all Information conceived of or reduced to practice by PRI in the course of any work conducted pursuant to the Prior Research Agreement.

     1.10  [ * ].

     1.11 "[ * ] RESEARCH PLAN" means the research plan covering the [ * ] Research Program to be determined by the Research Committee pursuant to
Section 2.5 hereof.

     1.12 "[ * ] RESEARCH PROGRAM" means the research program related to [ * ] to be performed by PRI hereunder.

     1.13  "RESEARCH COMMITTEE" means the committee described in Section 2.3.

     1.14 "RESEARCH PATENT" means any Patent that claims or otherwise covers an invention in the Research Technology.

     1.15 "RESEARCH PLANS" means the [ * ] Research Plan and the [ * ] Research Plan, each of which may be referred to individually as a "Research Plan."

     1.16 "RESEARCH PROGRAMS" means the [ * ] Research Program and the [ * ] Research Program, each of which may be referred to individually as a "Research Program."

     1.17 "RESEARCH TECHNOLOGY" means (a) all Information conceived of or reduced to practice by PRI in the course of any work conducted pursuant to this Agreement, and (b) all Prior Research Technology.

     1.18 "RESEARCH TERM" means the period commencing on the Effective Date and terminating on the earlier of (a) the third anniversary of the Effective Date, or (b) the termination of both Research Programs pursuant to Section 2.10.

     1.19 "PATENT" means (a) all patent applications heretofore or hereafter filed or having legal force in any country including without limitation divisionals, continuations, continuation-in-part and provisional applications; (b) all issued, unexpired patents in any country, including utility, model and design patents and certificates of invention; and (c) all substitutions, extensions, reissues, renewals and supplementary protection certificates with respect to any such issued patent.

     1.20 "THIRD PARTY" means any party other than InterMune and PRI and their respective Affiliates.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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     1.21  "VALID CLAIM" means a claim in an issued Research Patent that has not expired or been canceled, been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, and/or been abandoned.

     1.22  [ * ].

     1.23 [ * ] RESEARCH PLAN" means the research plan covering the [ * ] Research Program to be determined by the Research Committee pursuant to
Section 2.5 hereof.

     1.24 "[ * ] RESEARCH PROGRAM" means the research program related to [ * ] to be performed by PRI hereunder pursuant to the [ * ] Research Plan.

2.   CONDUCT OF RESEARCH PROGRAMS

     2.1 RESEARCH PROGRAMS. PRI agrees to conduct each of the Research Programs during the Research Term in accordance with the applicable Research Plan, as such Research Plan may be amended from time to time by the Research Committee. PRI shall use its best efforts in carrying out the Research Programs and will furnish the research staff, technical know-how, equipment, instruments, supplies and facilities necessary to carry out the Research Programs at its own expense. InterMune shall provide funding to support PRI's conduct of the Research Programs, as described in Section 5.1. Title in any equipment purchased or manufactured in the performance of the Research Programs shall vest in PRI.

     2.2 PRINCIPAL INVESTIGATOR. All the work performed in conducting the Research Programs shall be under the direct supervision of the Principal Investigator. If for any reason the Principal Investigator is unable or ceases to continue to directly supervise the conduct of the Research Programs, then InterMune may terminate the Agreement on thirty (30) days written notice. In such event, PRI automatically shall be deemed to have granted to InterMune an exclusive, world-wide, fully paid-up, royalty-free, perpetual, irrevocable, sublicenseable license under the Research Technology for all internal research purposes and to develop, use, make, have made, import, offer for sale and sell Licensed Products.

     2.3   RESEARCH COMMITTEE.

          (a) Promptly after the Effective Date, the Parties shall form the Research Committee, which shall be comprised of a total of four (4) members, two (2) appointed by each Party. Each member of the Research Committee shall have the appropriate level of skill, experience and familiarity with the Research Programs. The Principal Investigator shall serve as one of PRI's Research Committee members. Each Party shall have the right to substitute different representatives as members on the Research Committee as needed from time to time, and each Party may bring additional representatives to attend meetings of the Research Committee in a non-voting, AD HOC capacity. One of InterMune's members shall serve as the chairperson of the Research Committee.

          (b) The Research Committee shall meet at least once every other month at such times and at such meeting places as shall be mutually agreed upon by the Parties. The

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BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Research Committee meetings may be held by telephone or videoconference, if agreed by the Research Committee members. Each Party will designate an individual to serve as the liaison between the Parties to undertake and coordinate any day-to-day communications as may be required between the Parties relating to the Research Programs. The Research Committee shall operate by majority decision of its members, and the Research Committee members shall use good faith efforts to reach agreement on all matters to be decided. In the event the Research Committee is unable to reach agreement on any matter before it within thirty (30) days of undertaking consideration of such matter, then InterMune shall have the deciding vote on such matter.

          (c) Minutes of the Research Committee meetings shall be prepared by the chairperson. Such minutes shall be promptly reviewed and shall be deemed approved when mutually accepted in writing by both Parties through their respective Research Committee representatives; provided, however, that if the Research Committee representatives of a Party fail to comment on, or otherwise indicate disagreement with, the minutes provided by the other Party in writing within fifteen (15) days of receipt, then the receiving Party shall be deemed to have approved such minutes.

     2.4   DUTIES AND AUTHORITY OF THE RESEARCH COMMITTEE.

          (a) The Research Committee shall have the following duties and responsibilities during the Research Term: (i) to prepare the Research Plans;
(ii) to coordinate and monitor the progress of PRI's efforts in conducting the Research Programs; (iii) to review the results of the Research Programs;
(iv) to allocate the Budget between the Research Programs; and (v) to amend or modify the Research Plans as appropriate or necessary.

          (b) The powers of the Research Committee are limited to those expressly set forth in this Agreement. Without limiting the generality of the foregoing, the Research Committee shall not have the right to amend this Agreement. The actions of the Research Committee shall not substitute for either Party's ability to exercise any right set forth herein, nor excuse the performance of any obligation set forth herein.

     2.5 RESEARCH PLANS. As soon as possible following the Effective Date, the Research Committee shall define the specific tasks of each Party under each of the [ * ] Research Program and the [ * ] Research Program, which tasks shall be set forth in the "[ * ] Research Plan" and the "[ * ] Research Program" respectively, and attached and incorporated herein as Schedule 2.5 hereto. Each Research Plan may be amended or modified by the Research Committee as necessary.

     2.6   RECORDS; INSPECTION.

          (a) PRI shall maintain records of all work conducted under the Research Programs and all results (including without limitation any inventions, discoveries and developments) made pursuant to its efforts under the Research Programs, in laboratory notebooks (or similar records) separate from all other work conducted by PRI. Such records shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of the Research Program in sufficient detail and in good scientific

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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manner appropriate for patent and for regulatory purposes. InterMune shall have the right, during normal business hours and upon reasonable notice to inspect and copy such records.

          (b) InterMune shall have the right to arrange for a reasonable number of its employees, agents and outside consultants to visit PRI at its offices and laboratories during normal business hours and upon reasonable notice, and to discuss the Research Programs and its results in detail with the technical personnel and consultants of PRI.

          (c) All inspections, copying and visits hereunder shall be conducted in a manner so as not to disrupt PRI's business nor cause any disclosure of any other PRI confidential information.

     2.7 DISCLOSURE OF INVENTIONS AND RESEARCH RESULTS. PRI shall provide to InterMune a complete written disclosure for each and every invention or other discovery, whether or not patentable, first conceived or reduced to practice in the performance of the Research Programs (an "Invention"), promptly after each such Invention is made. All such inventions and discoveries, and any other Information disclosed under this Section 2.7, shall be deemed "Confidential Information," and shall be subject to the provisions of Article 7. PRI shall regularly inform InterMune of the results of the Research Programs, and shall provide InterMune copies of the results and raw data from the Research Programs as requested by InterMune. As used herein, "raw data" means all Information generated by the Principal Investigator and the persons working at his direction on the Research, whether in written, graphic or electronic form, and including without limitation all materials such as films, printouts, and photographs that record such Information, all to the extent concerning work conducted pursuant to the Research Programs. Panorama shall also provide quarterly written summaries of the Research Programs as set forth in Section 2.8. InterMune shall be free to use all such Information for any and all purposes.

     2.8 QUARTERLY REPORTS. PRI shall provide InterMune and the Research Committee with a written progress report biannually during the Research Term. Each such report shall summarize the work performed by PRI in relation to the goals of the Research Programs during such period, and shall provide any other information required by the Research Plans or reasonably requested by InterMune or the Research Committee.

     2.9   PRI COVENANTS.

          (a) INVENTION ASSIGNMENT AGREEMENTS. PRI hereby covenants that each of its employees, consultants and agents performing any work under the [ * ] Research Program and/or the [ * ] Research Program will have entered into a written invention assignment agreement requiring that each such individual assign to PRI all right, title and interest in any Information conceived of or reduced to practice by such individual pursuant to such Research Program.

          (b) NO MISAPPROPRIATION. PRI hereby covenants that it shall not knowingly misappropriate or otherwise misuse, nor shall it knowingly permit any of its employees, consultants or agents to misappropriate or otherwise misuse, any intellectual property of any Third Party in its conduct of the Research Programs hereunder.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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     2.10  TERMINATION OF RESEARCH PROGRAMS.

          (a) InterMune may terminate either or both of the Research Programs, without cause, at any time during the Research Term upon six (6) months written notice; provided that InterMune shall remain liable for all payments due within the Budget and in accordance with the Research Plan for such Research Program through the date of termination of such Research Program.

          (b) In the event that InterMune terminates only one of the Research Programs, InterMune shall provide PRI written notice of any adjustment InterMune desires to make to the Budget with respect to the remaining Research Program, if any; provided that the Budget shall not be reduced by more than fifty percent (50%) without the written consent of both Parties. The Research Committee shall amend the Research Plan for such remaining Research Program appropriately to reflect the resources to be dedicated to such remaining Research Program in light of such adjusted Budget.

3.   ASSIGNMENT OF RIGHTS; LICENSE GRANT

     3.1 ASSIGNMENT TO PRI. InterMune hereby assigns to PRI all of its right, title and interest in and to the Prior Research Technology. InterMune shall take all actions reasonably requested by PRI to effect such assignment.

     3.2 GRANT TO INTERMUNE. PRI hereby grants to InterMune an exclusive, world-wide, royalty-bearing, sublicenseable license under the Research Technology for all internal research purposes and to develop, use, make, have made, import, offer for sale and sell Licensed Products.

     3.3 EXCLUSIVITY. PRI and the Principal Investigator each hereby covenant that it shall not perform any work for any Third Party relating to [ * ] during the Research Term without InterMune's prior written consent.

     3.4 GOVERNMENT FUNDING. PRI and the Principal Investigator each hereby covenant that no government funding will be used to conduct any of the work under either Research Program without InterMune's prior written consent. In the event the PRI receives government funding as permitted in the preceding sentence: (a) InterMune's payment obligation under Section 4.1(a) shall continue at its then-current level, and (b) PRI shall not use such funding other than for the conduct of the Research Programs without InterMune's prior written consent.

4.   DILIGENCE

     4.1 GENERALLY. Following the Research Term and during the term of this Agreement, InterMune shall use commercially reasonable efforts consistent with its usual practice in developing and commercializing pharmaceutical products of similar market potential, at its own expense, to develop and commercialize Licensed Products in such countries throughout the world where in InterMune's opinion it is commercially viable to do so.

     4.2   FUNDING REQUIREMENTS.

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BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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          (a)     InterMune shall be deemed to have met its diligence
obligations under this Article 4 provided that the total aggregate annualized development costs incurred by InterMune, its Affiliates and its sublicensees in connection with the Licensed Products equals or exceeds the amount indicated below (the "Diligence Amount") for the corresponding period indicated below (the "Diligence Period"), until such time as the first NDA is approved for the first Licensed Product.


 DILIGENCE PERIOD                           DILIGENCE AMOUNT

 From the end of the Research Term               [ * ]
 until designation of a Lead Compound

 From the designation of a Lead                  [ * ]
 Compound, and for so long as InterMune
 is conducting preclinical development
 on a Lead Compound, until initiation
 by InterMune of Phase I trials for a
 Lead Compound

 From the initiation by InterMune of             [ * ]
 Phase I trials for a Lead Compound,
 and for so long as InterMune is
 conducting Phase I trials, until
 initiation by InterMune of Phase II
 trials for a Lead Compound

 From the initiation by InterMune of             [ * ]
 Phase II trials for a Lead Compound,
 and for so long as InterMune is
 conducting Phase II or Phase III
 trials, until receipt of NDA approval
 for a Licensed Product

               (i) Only one Diligence Amount shall apply at any given time. In the event that there are multiple Lead Compounds being preclinically and/or clinically developed by InterMune at any given time, the Diligence Amount corresponding to the most advanced level of preclinical or clinical development of such Lead Compounds then being conducted by InterMune shall apply.

               (ii) In the event that InterMune ceases preclinical or clinical development of a Lead Compound, InterMune shall provide PRI written notice thereof and such compound thereafter shall no longer be deemed a Lead Compound. For all periods following the Research Term and prior to receipt of the first NDA approval for the first Licensed Product for which there are no then-existing Lead Compounds, the Diligence Amount shall be deemed to be [ * ] per year.

          (b) In the event that InterMune fails during any Diligence Period to expend the corresponding Diligence Amount, and such failure is not excused as described in Section 4.3

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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below, InterMune shall not be deemed to have breached its diligence obligations under this Article 4 if within thirty (30) days of its receipt from PRI of written notice of such failure, InterMune pays to PRI an amount equal to the differential between such Diligence Amount and InterMune's and its Affiliates' and sublicensees' actual development costs for Licensed Products during such Diligence Period.

     4.3 LIMITATION. Notwithstanding anything in this Article 4 to the contrary, InterMune shall not be deemed to have breached its obligations under this Article 4 if (a) the Parties agree in writing on a different standard of diligence, or (b) any clinical trial, IND, NDA or other aspect of the development or commercialization of any Licensed Product is suspended or delayed due to problems or issues with the safety or efficacy of such Licensed Product.

5.   CONSIDERATION

     5.1   RESEARCH SUPPORT PAYMENTS.

          (a) InterMune shall reimburse PRI for costs incurred in connection with performing the Research Programs in accordance with the Budget. While it is estimated that the amounts in the Budget will be sufficient to conduct the Research Programs, Panorama may submit to InterMune a revised budget requesting additional funds to conduct the Research Programs. However, InterMune is not liable for any cost in excess of the Budget unless InterMune agrees in writing to such increase the Budget.

          (b) InterMune shall make payments to PRI for the amounts owed under the Budget for each calendar year during the Research Term in four (4) equal quarterly installments, each of which shall be due within thirty (30) days of the first day of the relevant calendar quarter.

     5.2   EQUITY.

          (a) InterMune shall grant non-statutory stock options to purchase shares of InterMune Common Stock to the below-designated PRI employees during the Research Term in consideration for their work on the Research Programs, which options shall vest as follows up to the total amount indicated:


                 OPTIONS VESTING   OPTIONS VESTING ON THE FIRST OF EACH
                ON THE EFFECTIVE      MONTH DURING THE RESEARCH TERM      TOTAL
   EMPLOYEE           DATE             FOLLOWING THE EFFECTIVE DATE
 James Larrick        12,000                         800                  40,000

 Susan Wright         15,000                        1000                  50,000

 Yuguiang Wang         3,000                         200                  10,000


     Each such grant of options shall be pursuant to InterMune's equity incentive plan, and shall have an exercise price per share equal to the fair market value of InterMune's Common

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BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Stock on the date of such grant as determined by InterMune's Board of
Directors at the Board meeting of November 17, 1999.

          (b) In the event that any employee of PRI described in subsection (a) above is no longer conducting work on any Research Program, then such employee's right to be granted options under subsection (a) shall terminate.

     5.3 MILESTONE PAYMENT. Within thirty (30) days of its receipt of the first approval of an NDA for the first Licensed Product, InterMune shall pay to PRI five hundred thousand dollars ($500,000).

     5.4   ROYALTIES.

          (a) InterMune shall pay PRI a royalty of [ * ] on all Net Sales of Licensed Products; provided that if the manufacture, use or sale of a Licensed Product is not covered by a Valid Claim in the country of sale at the time of sale, then the foregoing royalty rate shall be reduced by fifty percent (50%) with respect to such sale of such Licensed Product.

          (b)     InterMune's obligation to pay royalties under subsection
(a) above shall commence, on a country-by-country and Licensed Product-by-Licensed Product basis, with the first commercial sale of such Licensed Product in such country (the "First Sale"), and shall expire upon the later of (i) expiration of the last issued Research Patent containing a Valid Claim covering the manufacture, use or sale of such Licensed Product in such country, or (ii) ten (10) years from the First Sale. Upon such expiration of InterMune's royalty obligation under this Section 5.4, PRI automatically shall be deemed to have granted to InterMune an exclusive, fully paid-up, royalty-free, perpetual, irrevocable, sublicenseable license under the Research Technology to use, make, have made, import, offer for sale and sell such Licensed Product in such country.

     5.5 PAYMENT OF ROYALTIES. Following the First Sale of a Licensed Product and during the term of the Agreement, InterMune shall furnish to PRI a quarterly written report for each calendar quarter showing the sales of all Licensed Products subject to royalty payments hereunder during the reporting period and the royalties payable under this Agreement. Reports shall be due within sixty (60) days following the close of each calendar quarter. Royalties that have accrued in a particular calendar quarter shall be due and payable on the date such royalty report is due. InterMune shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined. All payments to be made by InterMune to PRI under this Agreement shall be made in United States dollars and may be paid by check made to the order of PRI or bank wire transfer to such bank account in the United States designated in writing by PRI from time to time.

     5.6 PAYMENT EXCHANGE RATE. The rate of exchange to be used in computing Net Sales and the amount of currency equivalent in United States dollars due PRI shall be made at the rate of exchange quoted on the last business day of the applicable royalty period in the Wall Street Journal.

     5.7 INCOME TAX WITHHOLDING. If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in this Article 5, InterMune shall

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BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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                                                                 CONFIDENTIAL

make such withholding payments as required and subtract such withholding payments from the payments set forth in this Article 5. InterMune shall submit appropriate proof of payment of the withholding taxes to PRI within a reasonable period of time.

     5.8   AUDITS.

          (a) Upon the written request of PRI and not more than once in each calendar year, InterMune shall permit an independent certified public accounting firm of nationally recognized standing selected by PRI and reasonably acceptable to InterMune, at PRI's expense, to have access during normal business hours to such records of InterMune as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any calendar year ending not more than twenty-four (24) months prior to the date of such request. The accounting firm shall disclose to PRI only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to PRI.

          (b) If such accounting firm correctly concludes that additional royalties were owed during such period, InterMune shall pay the additional royalties within thirty (30) days of the date PRI delivers to InterMune such accounting firm's written report so correctly concluding.

          (c) PRI shall treat all information subject to review under this Section 5.6 as Confidential Information in accordance with the confidentiality provisions of Article 7 of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with InterMune obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement.

6.   INTELLECTUAL PROPERTY MATTERS; PATENTS

     6.1 OWNERSHIP. Each Party shall solely own any Information solely invented or developed by such Party pursuant to this Agreement and all intellectual property rights therein, including without limitation any Patents claiming such Information. The Parties shall each own an undivided one-half interest in any Information jointly invented or developed by the Parties pursuant to this Agreement and all intellectual property rights therein, including, without limitation, any Patents claiming such Information ("Joint Patents"). Inventorship shall be determined in accordance with the U.S. laws.

     6.2   PATENT FILING, PROSECUTION AND MAINTENANCE.

          (a) InterMune shall have the first right, but not the obligation, to file applications for the Research Patents and to prosecute and maintain such Research Patents in such countries as selected by InterMune, at its expense. InterMune shall reasonably consider any recommendations provided by PRI regarding the filing and/or prosecution of such Research Patents, but the final decision as to the filing and/or prosecution matters shall rest with InterMune.

          (b) In the event that PRI desires that InterMune file and prosecute a patent application claiming a particular invention in the Research Technology, and InterMune does not file such a patent application within one hundred twenty (120) days of such request, or decides to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                 CONFIDENTIAL

abandon prosecution of such a filed application, then PRI may thereafter file, prosecute and/or maintain the Patent(s) claiming such particular inventions, at PRI's expense. In such event, InterMune shall cooperate reasonably with PRI in such efforts, and such Patent shall thereafter be excluded from the Research Technology.

     6.3 COOPERATION. Each Party agrees to cooperate with the other and take all reasonable additional actions as may be reasonably required to achieve the intent of this Article 6, including, without limitation, the execution of necessary and appropriate instruments and documents.

     6.4 INFRINGEMENT OF THIRD PARTY PATENTS. In the event that a Third Party files an action against a Party alleging that such Party's activities under this Agreement infringe such Third Party's patent rights, such Party shall give written notice to the other Party, and the Parties will consult and cooperate on the best course of action. The Party that was sued shall have the right to defend itself against such action, and the other Party shall provide all reasonable assistance in such defense.

     6.5 INFRINGEMENT OF RESEARCH PATENTS. If either Party becomes aware that a Third Party is infringing any rights in the Research Patents, such Party shall give written notice to the other Party describing in detail the nature of such infringement. InterMune shall have the initial right to enforce the Research Patents against such Third Party infringer. PRI agrees to provide InterMune all reasonable assistance, at InterMune' expense, in such enforcement, including without limitation being joined as a party to the suit where appropriate. In the event that InterMune fails to institute an infringement suit or take other reasonable action in response to such infringement within one hundred twenty (120) days after its receipt of notice of such infringement, PRI shall have the right, but not the obligation, to institute such suit or take other appropriate action in its own name to enforce the Research Patents. Regardless of which Party brings an enforcement action under this Section 6.5, the Party not bringing the action shall have the right to participate in such action at its own expense with its own counsel. Any damages or other recovery, whether by settlement or otherwise, from an action hereunder to enforce the Research Patents shall first be applied pro rata to each Party to pay the costs and expenses of participating in such action, and any remaining amount shall be paid to the Party conducting the action.

7.   CONFIDENTIALITY

     7.1 CONFIDENTIAL INFORMATION. As used herein, "Confidential Information" means all Information that InterMune discloses to PRI under this Agreement, all Research Technology and all other Information deemed "Confidential Information" under this Agreement, provided that Confidential Information shall not include any Information excluded under Section 7.2. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, PRI agrees that it shall keep confidential and shall not publish or otherwise disclose any Confidential Information, and shall not use such Information for any purpose other than as provided for in this Article 7.

     7.2 EXCEPTIONS. Notwithstanding Section 7.1 above, "Confidential Information" shall not include any Information that PRI can demonstrate by competent written evidence:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                 CONFIDENTIAL

          (a) was already known to PRI, other than under an obligation of confidentiality, at the time of disclosure by InterMune or, in the case of Research Technology, prior to its creation or discovery hereunder;

          (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to PRI by InterMune;

          (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of PRI in breach of this Agreement;

          (d) was disclosed to PRI, other than under an obligation of confidentiality to a Third Party, by a Third Party who had no obligation to InterMune not to disclose such information to others; or

          (e) is independently developed by PRI without using any Confidential Information.

     7.3   PERMITTED DISCLOSURE.  Notwithstanding the limitations in this
Article 7, PRI may disclose Confidential Information, to the extent such disclosure is reasonably necessary in the following instances, but solely for the limited purpose of such necessity:

          (a)     prosecuting or defending litigation;

          (b) complying with applicable governmental laws or regulations or valid court orders; and

          (c) disclosure to employees, consultants or agents, solely in furtherance of this Agreement, and provided that such individuals agree in writing to be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article 7.

           Notwithstanding the foregoing, in the event that PRI is required to make a disclosure of the Confidential Information pursuant to subsections
(a) and (b) above, it will give reasonable advance notice to InterMune of such disclosure and shall use its best efforts to assist InterMune in securing confidential treatment of such information. In any event, PRI agrees to use its best efforts to avoid disclosure of Confidential Information hereunder.

     7.4 PUBLICITY. Neither Party shall use the name of the other Party in connection with any product, promotional literature, or advertising material without the prior written permission of the other party, which permission shall not be unreasonably withheld. This restriction shall not apply to materials used by InterMune solely for financing or corporate partnering purposes or to documents available to the public that identify the existence of the Agreement.

     7.5 TERMS OF THE AGREEMENT. The material terms of this Agreement are deemed to be Confidential Information, subject to Section 7.2 above.

8.   REPRESENTATIONS AND WARRANTIES

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                 CONFIDENTIAL

     8.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants to the other Party that:

          (a) it has full corporate power and authority under the laws of the state or country of its incorporation to enter into this Agreement and to carry out the provisions hereunder;

          (b) this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; and

          (c) the execution, delivery and performance of this Agreement by it does not materially conflict with any agreement, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

     8.2 PRI REPRESENTATIONS AND WARRANTIES. PRI hereby represents and warrants to InterMune that:

          (a) None of the Prior Research Technology has been misappropriated from any Third Party nor is the result of any misuse of any Third Party's intellectual property;

          (b) All inventors of the Prior Research Technology existing as of the Effective Date have irrevocably assigned all right, title and interest in the Prior Research Technology to PRI;

          (c) To PRI's knowledge as of the Effective Date, InterMune's practice of the Research Technology as contemplated hereunder will not infringe the rights of any Third Party; and

          (d) To PRI's knowledge as of the Effective Date, no claim, whether or not embodied in an action past or present, of any infringement, of any conflict with, or of any violation of any patent, trade secret or other intellectual property right or similar right of any Third Party, has been made or is pending or threatened with respect to the Research Technology.

9.   INDEMNIFICATION

     9.1 BY INTERMUNE. Subject to PRI's compliance with Section 9.3, InterMune hereby agrees to indemnify, defend and hold harmless PRI and its officers, directors, agents and employees from and against any and all liabilities, damages, judgments, awards or costs of defense (including without limitation reasonable attorneys' fees, expenses to defend and amounts paid in settlement of any action) (collectively, "Losses") arising from any Third Party claim resulting directly or indirectly from InterMune's breach of any of its covenants or representations and warranties hereunder, or InterMune's negligence or wrongdoing, but only to the extent that such Losses do not result from PRI's breach of any of its covenants or representations and warranties hereunder or PRI's negligence or wrongdoing.

     9.2 BY PRI. Subject to InterMune's compliance with Section 9.3, PRI hereby agrees to indemnify, defend and hold harmless InterMune and its officers, directors, agents and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                 CONFIDENTIAL

employees from and against any and all Losses from any Third Party claim resulting directly or indirectly from PRI's breach of any of its covenants or representations and warranties hereunder, or PRI's negligence or wrongdoing, but only to the extent that such Losses do not result from InterMune's breach of any of its covenants or representations and warranties hereunder or InterMune's negligence or wrongdoing.

     9.3 NOTICE AND PROCEDURES. In all cases where one Party seeks indemnification by the other under this Article 9, the Party seeking indemnification shall promptly notify the indemnifying Party of receipt of any claim or lawsuit covered by such indemnification obligation and shall cooperate fully with the indemnifying Party in connection with the investigation and defense of such claim or lawsuit. The indemnifying Party shall have the right to control the defense, with counsel of its choice, provided that the non-indemnifying Party shall have the right to be represented by advisory counsel at its own expense. The indemnifying Party shall not settle or dispose of the matter in any manner which could negatively and materially affect the rights or liability of the non-indemnifying Party without the non-indemnifying Party's prior written consent, which shall not be unreasonably withheld or delayed.

10.  TERM AND TERMINATION

     10.1 TERM. The term of this Agreement shall commence upon the Effective Date and shall expire, unless earlier terminated as provided under Sections
10.2 and 10.3, upon the expiration date of the last to expire royalty or other payment obligation under this Agreement.

     10.2 TERMINATION BY INTERMUNE. Following termination of the Research Term, InterMune may terminate this Agreement upon thirty (30) days written notice to PRI.

     10.3 TERMINATION FOR MATERIAL BREACH. If a Party materially breaches this Agreement, and within sixty (60) days of written notice of breach from the non-breaching Party the breaching Party has not (i) cured the breach, or
(ii) initiated good faith efforts to cure such breach to the reasonable satisfaction of the non-breaching Party, then the non-breaching Party may terminate this Agreement in writing promptly after expiration of such sixty
(60) day period.

     10.4  EFFECT OF TERMINATION.

          (a) In the event that InterMune terminates this Agreement pursuant to Section 10.2,or PRI terminates this Agreement pursuant to Section 10.3:

                  (i)    all licenses granted to InterMune pursuant to
Section 3.2 shall immediately terminate;

                  (ii) InterMune shall provide PRI with an accounting of the total amount expended by InterMune in the development and commercialization of the Research Technology, [ * ]; and

                  (iii) PRI shall have the right to grant one or more Third Parties the right to develop and commercialize Licensed Products, or to develop and commercialize Licensed Products itself; provided that PRI shall pay InterMune a royalty on all net sales of Licensed

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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                                                                 CONFIDENTIAL

Products by PRI, its Affiliates and its sublicensees on terms and conditions equivalent to those set forth in Article 5 of this Agreement. Such royalty obligation shall continue until [ * ].

          (b) In the event that InterMune terminates this Agreement pursuant to Section 10.3, (i) PRI automatically shall be deemed to have granted to InterMune an exclusive, world-wide, fully paid-up, royalty-free, perpetual, irrevocable, sublicenseable license under the Research Technology for all internal research purposes and to develop, use, make, have made, import, offer for sale and sell Licensed Products, and (ii) Article 6 shall survive such termination.

     10.5 BANKRUPTCY RIGHTS. In the event that this Agreement is terminated or rejected by a Party or its receiver or trustee under applicable bankruptcy laws due to such Party's bankruptcy, then all rights and licenses granted under or pursuant to this Agreement by such Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code and any similar law or regulation in any other country, licenses of rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The Parties agree that all intellectual property rights licensed hereunder, including without limitation any patents or patent applications of a Party in any country covered by the license grants under this Agreement, are part of the "intellectual property" as defined under Section 101(52) of the Bankruptcy Code subject to the protections afforded the non-terminating Party under Section 365(n) of the Bankruptcy Code, and any similar law or regulation in any other country.

     10.6 SURVIVAL. The following provisions shall survive termination or expiration of this Agreement: Sections 2.2, 5.4(b), 5.8, 6.1, 10.4 and 10.6 and Articles 7, 9 and 11. Termination or expiration of this Agreement shall not relieve either Party of any liability which accrued hereunder prior to the effective date of such termination, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice either Party's right to obtain performance of any obligation. The remedies provided under this Agreement are cumulative, and are not exclusive of other remedies available to a Party in law or equity.

11.  MISCELLANEOUS

     11.1 ENTIRE AGREEMENT; AMENDMENT. This Agreement sets forth the complete, final and exclusive agreement between the Parties with respect to the subject matter hereof, and all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to such subject matter, and supersedes and terminates all prior agreements and understandings between the Parties with respect to such subject matter. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to such subject matter other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

     11.2 DISPUTE RESOLUTION. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the Parties hereunder, the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to the Chief Executive Officer of InterMune and the President

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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                                                                 CONFIDENTIAL

for PRI for discussion and resolution. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within ten (10) days of such notice the Chief Executive Officer of InterMune and the President of PRI shall meet for attempted resolution by good faith negotiations. If such personnel are unable to resolve such dispute within thirty (30) days of initiating such negotiations, each Party may thereafter pursue any and all rights and remedies it may have at law or equity. If mutually agreeable, the Parties may explore alternative forms of dispute resolution, such as mediation and/or arbitration. Notwithstanding any other provision of this Section 11.2, either Party may seek a temporary restraining order or injunction against the other Party in the event of a breach of any confidentiality obligation hereunder, or to prevent a Party's wrongful use of any intellectual property hereunder.

     11.3 FORCE MAJEURE. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the non-performing Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the non-performing Party takes reasonable efforts to remove the condition. For purposes of this Agreement, "force majeure" shall include conditions beyond the control of the Parties, including without limitation, an act of God, voluntary or involuntary compliance with any regulation, law or order of any government, war, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe.

     11.4 NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, express delivery service or personally delivered, or if sent by facsimile and confirmed through one of the foregoing methods. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

    For InterMune:       InterMune Pharmaceuticals, Inc.
                         3924 West Bayshore
                         Palo Alto, CA 94303
                         Fax: (650) 858-2937
                         Attention: Senior Vice President of Scientific Affairs

    For PRI:             Panorama Research, Inc.
                         2462 Wyandotte St.
                         Mountain View, CA 94043
                         Fax: (650) 694-7717
                         Attention: President

     11.5 LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, COLLATERAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES ARISING IN CONNECTION WITH THIS AGREEMENT.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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     11.6  CONSENTS NOT UNREASONABLY WITHHELD OR DELAYED.  Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld or delayed, and whenever in this Agreement provisions are made for one Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised, unless expressly stated that such consent is to be given in such Party's sole discretion.

     11.7 INDEPENDENT CONTRACTORS. The status of the Parties under this Agreement shall be that of independent contractors. Neither Party shall have the right to enter into any agreements on behalf of the other Party, nor shall it represent to any person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties.

     11.8 MAINTENANCE OF RECORDS. Each Party shall keep and maintain all records required by law or regulation with respect to the Product and shall make copies of such records available to the other Party upon request.

     11.9 UNITED STATES DOLLARS. References in this Agreement to "Dollars" or "$" shall mean the legal tender of the United States of America.

     11.10 NO STRICT CONSTRUCTION. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

     11.11 ASSIGNMENT. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except a Party may make such an assignment without the other Party's consent to a successor-in-interest to substantially all of the business assets of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction. Any permitted successor or assignee of rights and/or obligations hereunder shall, in a writing to the other Party, expressly assume performance of such rights and/or obligations. This Agreement shall be binding upon and shall inure to the benefit of each Party's successors-in-interest and permitted assigns. Any assignment or attempted assignment by either Party in violation of the terms of this Section 11.11 shall be null and void and of no legal effect.

     11.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.13 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

     11.14 SEVERABILITY. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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                                                                 CONFIDENTIAL

such that the objectives contemplated by the Parties when entering this Agreement may be realized.

     11.15 AMBIGUITIES. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

     11.16 HEADINGS. The headings for each article and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

     11.17 NO WAIVER. Any delay in enforcing a Party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party's rights to the future enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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                                                                 CONFIDENTIAL

     IN WITNESS WHEREOF, the Parties have executed this Agreement in by their proper officers as of the date and year first above written.

INTERMUNE PHARMACEUTICALS, INC.        PANORAMA RESEARCH, INC.

By:  /s/   W. Scott Harkonen           By:  /s/  J. W. Larrick
    -------------------------------        ----------------------------------

Name:  W. Scott Harkonen               Name:  James W. Larrick
      -----------------------------          --------------------------------

Title:  President / CEO                Title:  President
       ----------------------------           -------------------------------

PRINCIPAL INVESTIGATOR:

I hereby acknowledge and agree to be bound by the terms and conditions of this Agreement.


     /s/  J. W. Larrick
-----------------------------------
James Larrick, Ph.D.

Date:   Dec. 30, 1999
      -----------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     20


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                                                                 CONFIDENTIAL

                                SCHEDULE 2.5

                               RESEARCH PLANS

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     21

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
1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.1       "Affiliate" . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.2       "Budget". . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.3       "Information" . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.4       "Lead Compound" . . . . . . . . . . . . . . . . . . . . . . . .2

     1.5       "Licensed Product". . . . . . . . . . . . . . . . . . . . . . .2

     1.6       "NDA" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     1.7       "Net Sales" . . . . . . . . . . . . . . . . . . . . . . . . . .2

     1.8       "Principal Investigator". . . . . . . . . . . . . . . . . . . .3

     1.9       "Prior Research Technology" . . . . . . . . . . . . . . . . . .3

     1.10      [ * ] . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     1.11      [ * ] Research Plan". . . . . . . . . . . . . . . . . . . . . .3

     1.12      [ * ] Research Program" . . . . . . . . . . . . . . . . . . . .3

     1.13      "Research Committee". . . . . . . . . . . . . . . . . . . . . .3

     1.14      "Research Patent" . . . . . . . . . . . . . . . . . . . . . . .3

     1.15      "Research Plans". . . . . . . . . . . . . . . . . . . . . . . .3

     1.16      "Research Programs" . . . . . . . . . . . . . . . . . . . . . .3

     1.17      "Research Technology" . . . . . . . . . . . . . . . . . . . . .3

     1.18      "Research Term" . . . . . . . . . . . . . . . . . . . . . . . .3

     1.19      "Patent". . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     1.20      "Third Party" . . . . . . . . . . . . . . . . . . . . . . . . .3

     1.21      "Valid Claim" . . . . . . . . . . . . . . . . . . . . . . . . .3

     1.22      [ * ] . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

     1.23      [ * ] Research Plan". . . . . . . . . . . . . . . . . . . . . .4

     1.24      [ * ] Research Program" . . . . . . . . . . . . . . . . . . . .4

2.   CONDUCT OF RESEARCH PROGRAMS. . . . . . . . . . . . . . . . . . . . . . .4

     2.1       Research Programs . . . . . . . . . . . . . . . . . . . . . . .4

     2.2       Principal Investigator. . . . . . . . . . . . . . . . . . . . .4

     2.3       Research Committee. . . . . . . . . . . . . . . . . . . . . . .4

     2.4       Duties and Authority of the Research Committee. . . . . . . . .5

     2.5       Research Plans. . . . . . . . . . . . . . . . . . . . . . . . .5

     2.6       Records; Inspection . . . . . . . . . . . . . . . . . . . . . .5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                 CONFIDENTIAL

     2.7       Disclosure of Inventions and Research Results . . . . . . . . .6

     2.8       Quarterly Reports . . . . . . . . . . . . . . . . . . . . . . .6

     2.9       PRI Covenants . . . . . . . . . . . . . . . . . . . . . . . . .6

     2.10      Termination of Research Programs. . . . . . . . . . . . . . . .7

3.   ASSIGNMENT OF RIGHTS; LICENSE GRANT . . . . . . . . . . . . . . . . . . .7

     3.1       Assignment to PRI . . . . . . . . . . . . . . . . . . . . . . .7

     3.2       Grant to InterMune. . . . . . . . . . . . . . . . . . . . . . .7

     3.3       Exclusivity . . . . . . . . . . . . . . . . . . . . . . . . . .7

     3.4       Government Funding. . . . . . . . . . . . . . . . . . . . . . .7

4.   DILIGENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

     4.1       Generally . . . . . . . . . . . . . . . . . . . . . . . . . . .7

     4.2       Funding Requirements. . . . . . . . . . . . . . . . . . . . . .8

     4.3       Limitation. . . . . . . . . . . . . . . . . . . . . . . . . . .9

     5.1       Research Support Payments . . . . . . . . . . . . . . . . . . .9

     5.2       Equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

     5.3       Milestone Payment . . . . . . . . . . . . . . . . . . . . . . 10

     5.4       Royalties . . . . . . . . . . . . . . . . . . . . . . . . . . 10

     5.5       Payment of Royalties. . . . . . . . . . . . . . . . . . . . . 10

     5.6       Payment Exchange Rate . . . . . . . . . . . . . . . . . . . . 10

     5.7       Income Tax Withholding. . . . . . . . . . . . . . . . . . . . 11

     5.8       Audits. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

     6.1       Ownership . . . . . . . . . . . . . . . . . . . . . . . . . . 11

     6.2       Patent Filing, Prosecution and Maintenance. . . . . . . . . . 11

     6.3       Cooperation . . . . . . . . . . . . . . . . . . . . . . . . . 12

     6.4       Infringement of Third Party Patents . . . . . . . . . . . . . 12

     6.5       Infringement of Research Patents. . . . . . . . . . . . . . . 12

7.   CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     7.1       Confidential Information. . . . . . . . . . . . . . . . . . . 12

     7.2       Exceptions. . . . . . . . . . . . . . . . . . . . . . . . . . 13

     7.3       Permitted Disclosure. . . . . . . . . . . . . . . . . . . . . 13

     7.4       Publicity . . . . . . . . . . . . . . . . . . . . . . . . . . 13

     7.5       Terms of the Agreement. . . . . . . . . . . . . . . . . . . . 13

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                 CONFIDENTIAL

     8.1       Mutual Representations and Warranties . . . . . . . . . . . . 14

     8.2       PRI Representations and Warranties. . . . . . . . . . . . . . 14

9.   INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

     9.1       By InterMune. . . . . . . . . . . . . . . . . . . . . . . . . 14

     9.2       By PRI. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

     9.3       Notice and Procedures . . . . . . . . . . . . . . . . . . . . 15

10.  TERM AND TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . 15

     10.1      Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

     10.2      Termination by InterMune. . . . . . . . . . . . . . . . . . . 15

     10.3      Termination for Material Breach . . . . . . . . . . . . . . . 15

     10.4      Effect of Termination . . . . . . . . . . . . . . . . . . . . 15

     10.5      Bankruptcy Rights . . . . . . . . . . . . . . . . . . . . . . 16

     10.6      Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . 16

11.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

     11.1      Entire Agreement; Amendment . . . . . . . . . . . . . . . . . 16

     11.2      Dispute Resolution. . . . . . . . . . . . . . . . . . . . . . 16

     11.3      Force Majeure . . . . . . . . . . . . . . . . . . . . . . . . 17

     11.4      Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

     11.5      Limitation of Liability . . . . . . . . . . . . . . . . . . . 17

     11.6      Consents Not Unreasonably Withheld or Delayed . . . . . . . . 18

     11.7      Independent Contractors . . . . . . . . . . . . . . . . . . . 18

     11.8      Maintenance of Records. . . . . . . . . . . . . . . . . . . . 18

     11.9      United States Dollars . . . . . . . . . . . . . . . . . . . . 18

     11.10     No Strict Construction. . . . . . . . . . . . . . . . . . . . 18

     11.11     Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . 18

     11.12     Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . 18

     11.13     Further Actions . . . . . . . . . . . . . . . . . . . . . . . 18

     11.14     Severability. . . . . . . . . . . . . . . . . . . . . . . . . 18

     11.15     Ambiguities . . . . . . . . . . . . . . . . . . . . . . . . . 19

     11.16     Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     11.17     No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . 19

SCHEDULE 2.5  RESEARCH PLANS . . . . . . . . . . . . . . . . . . . . . . . . 21

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                 CONFIDENTIAL

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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